UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2026
WEAVE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40998	26-3302902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 W Powell Way Lehi, Utah	84043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (385) 331-4164
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	WEAV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on August 18, 2026, Weave Communications, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Willow Parent, LLC, a Delaware limited liability company (“Parent”), and Willow Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Parent by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Francisco Partners Management, L.P. (“Francisco Partners”).
In connection with the proposed Merger, and pursuant to the terms of the Merger Agreement, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on September 25, 2026 (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with the special meeting of the Company’s stockholders (the “Special Meeting”) to be held virtually on October 22, 2026, at 10:00 a.m., Eastern Time, to vote upon, among other things, a proposal to adopt the Merger Agreement, as disclosed in the Definitive Proxy Statement.
Litigation Relating to the Merger
As of October 13, 2026, the Company is aware of two complaints that have been filed by purported stockholders of the Company as individual actions with respect to the Merger against the Company and current members of the Company’s Board of Directors (the “Company Board”): Johnson v. Weave Communications, Inc. et al. (Supreme Court of the State of New York, County of New York, September 29, 2026); and Clark v. Weave Communications, Inc. et al. (Supreme Court of the State of New York, County of New York, September 29, 2026) (collectively, the “Complaints”). The Complaints generally allege that, among other things, the Definitive Proxy Statement is misleading and contains certain disclosure deficiencies and/or incomplete information regarding the Merger in violation of applicable federal or state law. The Complaints seek, among other things: (i) to enjoin the consummation of the Merger and the other transactions contemplated by the Merger Agreement until the information purportedly omitted from the Definitive Proxy Statement is disclosed; (ii) rescission or actual and punitive damages in the event the Merger and the transactions contemplated by the Merger Agreement are consummated; (iii) an award of fees and expenses in connection with the action, including reasonable attorneys’ and experts’ fees and expenses; and (iv) such other and further relief as the court deems just and proper.
In addition to the Complaints, the Company has also received 13 demand letters, one of which included a draft complaint (collectively, the “Demand Letters” and, together with the Complaints, the “Matters”), on behalf of purported stockholders of the Company with respect to the Merger alleging similar deficiencies in the Definitive Proxy Statement as those asserted in the Complaints and demanding that the Company make certain corrective disclosures.
The Company believes that the claims asserted in the Matters are without merit and that no additional disclosures to the Definitive Proxy Statement are required or necessary under applicable laws. However, in order to avoid the risk of delay to the Special Meeting or to the Merger and to minimize the potential expense associated therewith, and without admitting any liability or wrongdoing, the Company is voluntarily making certain disclosures below that supplement those contained in the Definitive Proxy Statement. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K (collectively, the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters, including that any additional disclosure was or is required, and believes that the Supplemental Disclosures contained herein are immaterial.
It is possible that additional demand letters or complaints may be received or filed, or that the Complaints may be amended. The Company does not intend to announce the receipt or filing of each additional demand letter or complaint, or of any amended complaint.

These Supplemental Disclosures do not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Special Meeting. The Company Board continues to recommend that you vote “FOR” the adoption of the Merger Agreement and “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Supplemental Disclosures to the Definitive Proxy Statement
The Supplemental Disclosures in this Current Report on Form 8-K should be read in connection with the Definitive Proxy Statement, which should be read in its entirety, including all risk factors and cautionary notes contained or incorporated by reference therein. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Unless expressly modified in the Supplemental Disclosures, any statements regarding “the date of this proxy statement” in the Definitive Proxy Statement are unchanged and refer only to the date the Definitive Proxy Statement was filed with the SEC. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is bold and underlined, and removed text within the restated paragraphs is ~~bold and stricken~~.
The disclosure in the section captioned “The Merger — Opinion of Jefferies LLC” beginning on page 51 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
The fourth paragraph of the disclosure under the subheading “Selected Publicly Traded Companies Analysis” on page 54 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
For each of the selected companies, Jefferies reviewed and compared, among other things, the total enterprise value of each selected company (calculated as equity market capitalization on a fully-diluted basis plus total debt, plus preferred equity and noncontrolling interest, less cash and cash equivalents) as of August 14, 2026 as a multiple of such selected company’s (i) estimated 2026 revenue of $279.6 million and estimated 2027 revenue of $328.1 million (referred to in this section as “TEV / 2026E Revenue” and “TEV / 2027E Revenue”) and (ii) estimated 2027 Adjusted EBITDA of $30.5 million, excluding stock-based compensation expense in the calculation for each selected company (referred to in this section as “TEV / 2027E Adjusted EBITDA”). The results of this analysis are summarized in the following table:
The table immediately following the fourth paragraph of the disclosure under the subheading “Selected Publicly Traded Companies Analysis” on page 54 of the Definitive Proxy Statement is hereby amended and restated in its entirety as follows:

Company	TEV / 2026E Revenue	TEV / 2027E Revenue	TEV / 2027E Adjusted EBITDA
The Sage Group plc	4.1x	3.6x	13x
HubSpot, Inc.	2.8x	2.4x	9x
Xero Limited	5.2x	4.0x	16x
ServiceTitan, Inc.	8.5x	7.4x	38x
AppFolio, Inc.	6.5x	5.5x	18x
RingCentral, Inc.	2.6x	2.5x	9x
BILL Holdings, Inc.	2.9x	2.6x	10x
Klaviyo, Inc.	3.2x	2.7x	16x
Alarm.com Holdings, Inc.	2.9x	2.8x	13x
Freshworks Inc.	3.1x	2.8x	10x
EverCommerce Inc.	3.7x	3.5x	11x
Lightspeed Commerce Inc.	1.7x	1.6x	10x
LegalZoom.com, Inc.	1.3x	1.2x	5x

The table immediately following the second paragraph of the disclosure under the subheading “Selected Precedent Transactions Analysis” on page 55 of the Definitive Proxy Statement is hereby amended and restated in its entirety as follows:

Announcement Date	Target	Acquiror	TEV / LTM Revenue
06/15/2026	Payoneer Global Inc.	Nuvei Corporation	2.3x
11/19/2025	Semrush Holdings, Inc.	Adobe Inc.	4.0x
07/03/2025	Olo, Inc.	Thoma Bravo, L.P.	5.2x
01/07/2025	Paycor HCM, Inc.	Paychex, Inc.	6.1x
05/13/2024	Squarespace, Inc.	Permira Advisers	6.9x
09/06/2023	NextGen Healthcare, Inc.	Thoma Bravo, L.P.	2.6x
03/13/2023	Momentive Global Inc.	Symphony Technology Group	3.1x
11/02/2020	Endurance International Group Holdings, Inc.	Clearlake Capital Group L.P.	2.7x

The last paragraph of the disclosure under the subheading “Selected Precedent Transactions Analysis” on page 55 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
Based on its experience and professional judgment, after taking into account, among other things, such observed multiples for each of the selected transactions, Jefferies selected and applied a range of multiples of (i) TEV / LTM Revenue of 2.0x – 3.0x to the Company’s last-twelve-months revenue as of June 30, 2026, which was $257.8 million. The analysis resulted in a range of implied values per share of Company Common Stock of $6.60 to $9.51.
The first paragraph of the disclosure under the subheading “Discounted Cash Flow Analysis” beginning on page 55 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
Using the Management Projections, Jefferies performed a discounted cash flow analysis to derive a range of illustrative present values per share of Company Common Stock. Using discount rates ranging from 11.0% to 12.0%, which reflects estimates of the Company’s weighted average cost of capital, Jefferies discounted to present value as of September 30, 2026 (i) a range of estimates of unlevered free cash flow for the Company for the fourth quarter of 2026 and the years 2027 through 2030 as reflected in the Management Projections (and burdened by stock-based compensation expense) and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 4.0% to 5.0%. The weighted average cost of capital was estimated by Jefferies, applying its professional judgment and experience, using the capital asset pricing model and based on considerations that Jefferies deemed relevant in its professional judgment and experience, taking into account certain metrics including target capital structure, levered and unlevered betas for companies which Jefferies deemed to be comparable, tax rates, market risk and size premia. The range of perpetuity growth rates was estimated by Jefferies utilizing its professional judgment and experience, taking into account the Management Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Using the Management Projections and information provided by Company management, Jefferies then estimated the present value of the Company’s net operating loss carryforwards for tax purposes (which were estimated by Company management to be $227.5 million), using a discount rate of 12.0% and a tax rate of 25% as provided by Company management.

The second paragraph of the disclosure under the subheading “Discounted Cash Flow Analysis” on page 56 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
Jefferies derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Jefferies then added to the range of illustrative enterprise values it derived for the Company the amount of the Company’s net cash of $64.0 million (calculated as cash and cash equivalents plus short-term investments of $78.5 million, less finance ~~leases~~ lease liabilities of $14.5 million) as of June 30, 2026, to derive a range of illustrative equity values for the Company. Jefferies then calculated a range of implied equity values per share of Company Common Stock by dividing such illustrative equity values of the Company by ~~the number of~~ 87.9 million fully diluted shares of Company Common Stock, ~~as~~ which was calculated by Jefferies based on inputs provided by the Company. The results of this analysis implied an equity value range of $6.25 to $8.08 per share of Company Common Stock.
The disclosure in the section captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 59 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
The disclosure under the subheading “Arrangements with Parent” on page 61 of the Definitive Proxy Statement is hereby amended and supplemented as follows:
As of the date of ~~this proxy statement~~ these Supplemental Disclosures, none of our executive officers has had any discussions or negotiations, or entered into any agreement, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Merger. Prior to or following the Closing, however, certain executive officers may have discussions, or may enter into agreements with, Parent, the Company or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this Current Report on Form 8-K (this “Form 8-K”) that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the proposed transaction. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “could,” “expect,” “may,” “should,” “intend,” “seek,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “future” or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) the ability to meet the closing conditions to the proposed transaction, including obtaining approval of the Company’s stockholders, on the expected timeframe or at all; (ii) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (iii) actual or threatened litigation relating to the proposed transaction or otherwise; (iv) the inability to retain key personnel, management or customers, or potential diminished productivity due to the impact of the proposed transaction on the Company’s current and prospective employees, key management, customers and other business partners; (v) risks related to diverting management’s attention from the Company’s ongoing business operations; (vi) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (vii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (viii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (ix) the risk that certain restrictions during the pendency of the proposed transaction may affect the Company’s ability to pursue certain business opportunities or strategic transactions; (x) actions by competitors; (xi) general adverse economic, political, social and security conditions in the regions in which the Company operates; and (xii) the other risks and uncertainties discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and in other documents that the Company subsequently files from time to time with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this Form 8-K.
Additional Information and Where to Find It
This Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between the Company and Parent. The Company has filed the Definitive Proxy Statement and a form of proxy card with the SEC in connection with the solicitation of proxies for the Special Meeting. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR FURNISHED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials and other documents filed or furnished by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at investors.getweave.com or by sending a written request to the Company’s investor relations department at Investor Relations, Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043. This Form 8-K is not a substitute for the Definitive Proxy Statement or any other document that may be filed or furnished by the Company with the SEC.
Participants in the Solicitation
The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Special Meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is available in the Definitive Proxy Statement filed with the SEC on September 25, 2026, under the sections titled “The Merger – Interests of the Company’s Directors and Executive Officers in the Merger” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the security holdings of the Company’s directors and executive officers have changed since the amounts described in the Definitive Proxy Statement, such changes have been reflected in Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including the interests of the Company’s directors and executive officers, is contained in the Definitive Proxy Statement related to the proposed transaction and other relevant materials to be filed or furnished with the SEC in connection with the Special Meeting. These materials can be obtained free of charge from the sources indicated above.
If you have any questions concerning the Special Meeting, the Definitive Proxy Statement or this Form 8-K, would like additional copies of the Definitive Proxy Statement or this Form 8-K, or need help submitting your proxy or voting your shares of Company Common Stock, please contact the Company’s proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Banks and Brokerage Firms, Please Call: (212) 297-0720
Stockholders and All Others Call Toll-Free: (888) 785-6709
E-mail: info@okapipartners.com

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEAVE COMMUNICATIONS, INC.

Date:	October 13, 2026

By:	/s/ Tyler Waltman

Name:	Tyler Waltman
Title:	General Counsel